LIMITED PARTNERSHIP AGREEMENT                Exhibit B.
                                       OF
                             CADUCEUS CAPITAL, L.P.

                  (Amended and Restated as of January 1, 1994)


                  AGREEMENT OF LIMITED PARTNERSHIP, dated as of __________, by and among Caduceus Management Partners, L.P. as general partner (the "General Partner") and all the parties who sign copies of this agreement to become Limited Partners. (The General Partner and the persons who sign as Limited Partners are sometimes collectively referred to as the "Partners").


                                    ARTICLE I

                               General Provisions

                  Section 1.01 Formation. The original parties hereto formed Caduceus Capital, L.P. as a limited partnership (the "Partnership") pursuant to the provisions of the Delaware Revised Uniform Limited Partnership Act. The existence of the Partnership commenced upon the filing with the Secretary of State of Delaware of a Certificate of Limited Partnership in accordance with the provisions of such law.

                  Section 1.02 Partnership Name. The name of the Partnership is Caduceus Capital, L.P.

                  Section 1.03 Purpose. The primary purpose of the Partnership is to invest, reinvest and trade in securities, other financial instruments and rights and options relating thereto.

                  Section 1.04 Registered Office and Agent for Service of Process. The registered office of the Partnership is at 1209 Orange Street Wilmington, Delaware 19801 and the registered agent for service of process at such office is The Corporation Trust Company.

                  Section 1.05 Place of Business. The principal place of business of the Partnership shall be at 41 Madison Avenue, New York, New York 10010 or such other place as the General Partner shall determine from time to time.

                  Section 1.06. Fiscal Year and Fiscal Periods. The fiscal year of the Partnership shall end on December 31 of each year, subject to change by the General Partner from time to time. A new fiscal period ("Fiscal Period") shall commence on the first day of each fiscal year, on each date of any capital contribution to the Partnership and on each date next following the date of any withdrawal of capital or retirement of any Partner from the Partnership, and the prior Fiscal Period shall end on the date immediately preceding such date of commencement of a new Fiscal Period.

                  Section 1.07 Liability of Limited Partners. The Limited Partners shall not be liable for any liabilities, or for the payment of any debts and obligations, of the Partnership unless such Limited Partner, in addition to the exercise of his rights and powers as a Limited Partner, participates in the control of the Partnership or knowingly permits his name to be used in the name of the Partnership.

                  Section 1.08 Assignability of the Interest of a Limited Partner. The limited partnership interest of any Limited Partner in the Partnership, in whole or in part, or any beneficial interest therein, may not be assigned without the prior written consent of the General Partner, which consent may be withheld in the General Partner's sole discretion. Upon such an assignment of a limited partnership interest, the assignee shall become a Limited Partner upon the execution of such agreements and other documents as shall be required by the General Partner.


                                   ARTICLE II

                           Composition and Admissions

                  Section 2.01 Partners. The names and addresses of the General Partner and of each of the Limited Partners shall be set forth in a schedule of the Partnership to be kept on file at all times at the principal place of business of the Partnership. A Partner may change his or its address for purposes of this Agreement upon 5 days prior written notice to the General Partner.

                  Section 2.02 Admission of Partners. With the prior consent of the General Partner, additional Limited Partners may be admitted to the Partnership on any date selected by the General Partner. The General Partner may admit additional or substitute General Partners to the Partnership on the first day of any fiscal quarter, provided that the General Partner shall, not less than 45 days prior to the proposed admission of any additional or substitute General Partner, give notice of such admission to all of the Limited Partners. Contributions to the capital of the Partnership shall be made in cash or, at the discretion of the General Partner, in securities acceptable to the General Partner or partly in cash and partly in securities acceptable to the General Partner, such securities to be valued in accordance with the provisions of
Section 8.02(b). Each Partner who has contributed or may contribute securities to the Partnership shall, prior to the date of any such contribution, furnish to the Partnership evidence, satisfactory to the General Partner, as to his dates of acquisition of such securities, his unencumbered ownership thereof and his adjusted basis thereof for federal income tax purposes. Each Partner who contributes securities to the Partnership shall consent and agree to pay to the Partnership, concurrently with such contribution, or, alternatively, to have deducted from such contribution, en' amount as the General Partner, in its sole discretion, may determine to cover the costs of selling such securities and investing the proceeds. In connection with the admission of a Partner to the Partnership, such Partner shall, in advance of such admission and as a condition thereto, sign a copy of this Agreement or a supplement hereto pursuant to which he agrees to be bound by the terms of this Agreement.


                                   ARTICLE 111

                            Management of Partnership

                  Section 3.01 Actions of the General Partner. The Partnership shall be managed by its General Partner, Caduceus Management Partners, L.P. The General Partner may appoint such agents of the Partnership as it deems necessary who shall hold such offices and shall, under the direction of the General Partner, exercise such powers of the General Partner in the management of the Partnership and perform such duties in connection therewith as shall be determined from time to time by the General Partner. The General Partner shall devote so much of its time and efforts to the affairs of the Partnership as may, in its judgment, be necessary to accomplish the purposes of the Partnership. Nothing herein contained shall prevent the General Partner, its partners and affiliates, or any employee, officer or shareholder thereof from conducting any other business, including any business with respect to securities. Without limiting the generality of the foregoing, the General Partner, its partners, affiliates, or any employee, officer or shareholder thereof, from conducting any other buisness, including any business with respect to securities. Without limiting the generality of the foregoing, the General Partner, its partners, affiliates, and any employee, officer or shareholder thereof, may act as investment advisers or investment managers for others, may manage funds or capital for others, may have, make and maintain investments in their own name or through other entities, and may serve as officers, directors, consultants, partners or stockholders of one or more investment funds, partnerships, securities firms or advisory firms. It is recognized that in effecting transactions, it may not always be possible, or consistent with the investment objectives of the various persons described above and of the Partnership, to take or liquidate the same investment positions at the same time or at the same prices.

                  Section 3.02 Powers of the General Partner. The General Partner, subject to the restrictions herein contained, shall have the power on behalf of the Partnership:

                  (a) to purchase, hold and sell securities of any sort and rights therein, on margin or otherwise;

                  (b) to sell short securities of any sort and rights therein, on margin or otherwise, and to cover such short sales;

                  (c) to write, purchase, hold, sell and otherwise deal in put and call options and any combination thereof on stocks, bonds and stock market indices;

                  (d) to purchase, hold, sell and otherwise deal in commodities, commodity contracts, commodity futures and options in respect thereof (but the General Partner will


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                                        4

         not do so until, to the extent required, it has registered as a commodity pool operator with the Commodity Futures Trading Commission);

                  (e) to purchase, hold, sell and otherwise deal in financial futures and contracts relating to stock indices (and options thereon) (but the General Partner will not do so until, to the extent required, it has registered as a commodity pool operator with the Commodity Futures Trading Commission);

                  (f) to purchase, hold, sell and otherwise deal in foreign currencies and futures contracts relating thereto (and options thereon) (but the General Partner will not do so until, to the extent required, it has registered as a commodity pool operator with the Commodity Futures Trading Commission);

                  (g) to conduct margin accounts with brokers; to open, maintain and close bank accounts and draw checks or other orders for the payment of moneys; to pledge securities for loans, and, in connection with any such pledge, to effect borrowings from brokers, banks and other financial institutions,

                  (h) to enter into, make and perform any other contracts, agreements or other undertakings it may deem advisable in conducting the business of the Partnership, including but not limited to contracts, agreements or other undertakings with persons, firms or corporations with which the General Partner, or any of its officers or employees, or any other Partner is affiliated; and

                  (i) to act for the Partnership in all other matters.

                  Section 3.03 Restrictions on the General Partner. The General Partner shall not on behalf of the Partnership (a) invest more than 15% of its net assets (computed at the time the investment is made) in the securities of any one company, (b) invest more than 10% of its assets (computed at cost at the time of the investment) in non-marketable or illiquid securities; or (c) invest in real estate.

                  Section 3.04  Limitation of Liability; Indemnification.

                  (a) Neither the General Partner, its partners, affiliates, any employee, officer or shareholder thereof, nor any person or persons designated pursuant to Section 6.02 shall be liable for any loss or cost arising out of, or in connection with, or any act or activity undertaken (or omitted to be undertaken) in fulfillment of any obligation or responsibility under this Agreement, including any such loss sustained by reason of any investment or the sale or retention of any security or other asset of the Partnership, except that any person exculpated from liability under this Section shall not be exculpated from any liability arising from losses caused by his, her or its gross negligence or willful malfeasance.



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                                        5

                  (b) The Partnership shall indemnify the General Partner, its partners, affiliates and any employee, officer or shareholder thereof, from and against any and all losses or costs suffered or sustained by the General Partner, its partners or affiliates or any officer or employee thereof, arising out of or in connection with any act or activities undertaken (or omitted to be undertaken) in fulfillment of any obligation or responsibility under this Agreement, including, without limitation, any judgment, settlement, reasonable attorney's fees and other costs or expenses incurred in connection with the defense of any actual or threatened action or proceeding, except that any person entitled to be indemnified under this Section shall not be indemnified for any loss or expense arising out of his, her or its gross negligence or willful malfeasance.


                                   ARTICLE IV

                Expenses of Partnership, Organizational Expenses
                         and Fee to the General Partner

                  Section 4.01 Expenses of Partnership Generally. The General Partner shall be authorized to incur all expenses on behalf of the Partnership which it deems necessary or desirable. All expenses incurred in connection with the operation of the Partnership. shall be the responsibility of, and be borne by, the Partnership. To the extent the General Partner pays expenses for which the Partnership is responsible, it shall be entitled to be reimbursed by the Partnership for such amounts. The General Partner shall be empowered to reduce the expenses of the Partnership through the use of "soft" or commission dollars to the extent legally permissible. The General Partner (or an affiliate of the General Partner) will bear overhead expenses of the Partnership, including salaries of administrative personnel and research assistants, travel and research related expenses.

                  Section 4.02 Organizational Expenses. The General Partner shall be authorized to incur on behalf of the Partnership the organizational expenses of the Partnership, including all expenses incurred in connection with the offer and sale of interests in the Partnership ("Organizational Expenses"). Organizational Expenses shall be paid by the Partnership and shall be amortized over a period of 60 months from the formation of the Partnership.

                  Section 4.03 Management Fee Payable to the General Partner. In consideration for the General Partner bearing certain expenses and providing other services, each Limited Partner shall pay the General Partner (or any person or entity designated by it) a quarterly management fee (the "Management Fee") of 1.25% per annum of their Capital Accounts. Limited Partners who have made net capital contributions to the Partnership of $5,000,000 or more will be charged a Management Fee of 1.00% per annum of their Capital Accounts. Limited Partners who are partners of the General Partner, or who are employees or partners of any entities affiliated with partners of the General Partner, and their respective family members ("Sponsor Affiliates") and certain partners who became Limited Partners prior to November 1, 1993 may, at the discretion of the General Partner, be charged a reduced Management Fee. The

Management Fee will be debited to the Capital Account of each Limited Partner, based on the amount of the Capital Account of each Limited Partner at the end of each quarter (adjusted for any contributions or withdrawals made during the quarter). The Management Fee will be paid to the General Partner (or any person or entity designated by the General Partner) within 10 days after the end of each quarter and prorated for periods less than a full fiscal quarter.


                                    ARTICLE V

                Withdrawals from Capital Accounts and Retirements

                  Section 5.01 Permissible Withdrawals. A Partner may withdraw all or any part of his Capital Account (as defined in Section 7.01) in the manner and to the extent provided in Section 5.02.

                  Section 5.02  Withdrawal Procedure.

                  (a) A Limited Partner may withdraw all or any part of his Capital Account as of the last day of any fiscal quarter; provided, however, that a Limited Partner may not withdraw all or any part of his Capital Account until one year following the date of his admission to the Partnership (or until December 31, 1993 in the case of a Limited Partner admitted in connection with the initial offering of the Partnership); provided further that any partial withdrawal by a Limited Partner must be at least 25% of such Limited Partner's Capital Account at the time of the withdrawal; and provided further that a Limited Partner may not, without the consent of the General Partner, make a partial withdrawal which would reduce his Capital Account to less than $1,000,000. Any Limited Partner desiring to make a withdrawal from his Capital Account shall, not less than 30 days before the end of such fiscal quarter, give written notice of (i) such Limited Partner's intention to make such withdrawal and (ii) the amount thereof or the basis on which the amount thereof is to be determined.

                  (b) The General Partner may withdraw all or any part of its Capital Account as of the end of any fiscal quarter; provided, however, no such withdrawal may be made by the General Partner prior to December 31, 1993; and provided, further, that if the amount so proposed to be withdrawn by the General Partner as of any withdrawal date would reduce his Capital Account to less than his original capital contribution, the General Partner shall, not less than 45 days before the end of such fiscal quarter, give notice to the other Partners of
(i) its intention to make such withdrawal and (ii) the amount of such withdrawal or the manner in which the amount of such withdrawal is to be determined.

                  (c) A Partner withdrawing his entire Capital Account as of the end of any fiscal quarter pursuant to this Section 5.02 shall be deemed to have retired as of the date of such withdrawal.



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                                        7

                  Section 5.03 Payment on Retirement. Retirement of a Partner, whether by (a) withdrawal of such Partner's entire Capital Account or (b) action of the General Partner under Section 5.04, shall be subject to the provisions of
Article X.

                  Section 5.04 Mandatory Retirement of a Limited Partner. If the General Partner, in its sole discretion, deems it to be in the best interests of the Partnership or the General Partner, it may require any Limited Partner to retire from the Partnership on the last day of any fiscal quarter on not less than 20 days notice. A Limited Partner who dies or becomes bankrupt or incapacitated may, in the sole discretion of the General Partner, be retired from the Partnership at the end of the fiscal year during which such event occurs. If the General Partner, in its sole discretion, deems it to be in the best assets of the Partnership to do so because the continued participation of any Limited Partner in the Partnership might cause the Partnership to violate any law, the General Partner may on 5 days notice require the retirement of such Limited Partner at any time, such retirement to be effective on the date specified in such notice. A Limited Partner who is so required to retire pursuant to this Section 5.04 shall be entitled to receive the value of his liquidating Share (as defined in Section 10.01) computed as of the date on which such Limited Partner's retirement shall become effective.


                  Section 5.05 Distributions in Cash or in Kind. All distributions to a Partner by reason of withdrawals or retirements from the Partnership shall be made in cash or, in the discretion of the General Partner, in securities selected by the General Partner or partly in cash and partly in securities selected by the General Partner.


                                   ARTICLE VI

                       Term and Dissolution of Partnership

                  Section  6.01  Term  of  Partnership.   Unless   dissolved  as
hereinafter provided, the Partnership shall continue until December 31, 1993 and thereafter from year to year.

                  Section 6.02 Dissolution of Partnership. The Partnership may be dissolved at any time by the General Partner, and thereupon the affairs of the Partnership shall be wound up by the General Partner. The bankruptcy or dissolution of the General Partner shall dissolve the Partnership provided, however, that, in such event, if the Limited Partners unanimously select a general partner who agrees to continue the Partnership, the Partnership shall not be dissolved. In the event of the dissolution of the Partnership, the affairs of the Partnership shall be promptly wound up by the person or persons previously designated by the General Partner or, if the General Partner has made no such designation, by the person or persons designated by Limited Partners owning a majority in interest of the Capital Accounts of all the Limited
Partners as of the date of dissolution of the Partnership. Such person or persons shall take all steps necessary or appropriate to wind up the affairs of the Partnership as promptly as practicable thereafter. Such person or persons is hereinafter referred to as the "Liquidator". Neither the admission of


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                                        8

Partners nor the retirement, bankruptcy, dissolution, death or incapacity of a Limited Partner shall dissolve the Partnership.

                  Section 6.03  Procedure on Winding Up.

                  (a) Upon the winding up of the Partnership, a full accounting of the assets and liabilities of the Partnership shall be taken and the assets of the Partnership shall be liquidated to the extent determined by the General Partner (or the Liquidator) and, as promptly as practicable, the cash proceeds thereof shall be applied in the following order of priority:

                           (i) to the  payment  of all  debts  to  non-Partners,
                  taxes,   obligations   and   liabilities  of  the  Partnership
                  including the expenses of liquidation;

                           (ii) to the payment of all debts to Partners; and

                           (iii) to the payment to  Partners of their  remaining
                  Capital Accounts in proportion to the amounts thereof.

                  (b) In the winding up of the Partnership, the General Partner (or the Liquidator) may establish reserves for contingent liabilities of the Partnership in an amount (including estimated expenses, if any, in connection therewith) determined by the General Partner (or the Liquidator) and, upon the satisfaction of such contingent liabilities, the amounts, if any, remaining in such reserves shall be (distributed as provided in subparagraph (a)(iii) of this Section 6.03.

                  (c) Distributions to a Partner pursuant to subsection (a)(iii) may be made in installments and shall be made in cash or, in the discretion of the General Partner (or the Liquidator), in securities selected by the General Partner (or the Liquidator), or partly in cash and partly in securities selected by the General Partner (or the Liquidator).

                  (d) Upon the winding up of the Partnership, the name of the Partnership and its goodwill shall not be appraised, sold or otherwise liquidated but shall remain the exclusive property of the General Partner.

                  (e) As promptly as possible after the completion of the winding up of the Partnership, the General Partner (or the Liquidator) shall cause to be prepared and forwarded to each Partner a final statement and report of the Partnership.

                  (f) If the Partnership is wound up by the Liquidator, the Liquidator shall be entitled to reasonable compensation for his services in winding up the Partnership.


                                   ARTICLE VII



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                                        9

                   Capital Accounts and Capital Contributions

                  Section 7.01 Capital Accounts. A Partner's "Capital Account" as of a particular date shall consist of the following:

                  (a) an amount equal to such Partner's original capital contribution;

                  (b) any additional capital contributions made on or before such date; and

                  (c) the adjustments, if any, to such account in accordance with the provisions of Section 7,03, Article VII and Section 1.01.

                  Section 7.02 Capital Contributions. Each Limited Partner must make a minimum contribution of $1,000,000 to the Partnership, unless the General Partner exercise its discretion to waive this minimum requirement. Contributions to the capital of the Partnership shall be made in cash or, at the discretion of the General Partner, in securities acceptable to the General Partner, such securities to be valued in accordance with the provisions of Section 8.02(b). The General Partner shall at all times maintain its Capital Account equal to at least 1% of the total capital of the Partnership.

                  Section 7.03 Adjustments to Capital Accounts for Withdrawals. The amount of withdrawals, if any, made by a Partner shall be deducted from such Partner's Capital Account as of the date of such withdrawal.

                  Section 7.04 Additional Contributions to Capital. A Partner may, with the consent of the General Partner, make additional contributions to the capital of the Partnership on any date or dates selected by the General Partner.


                                  ARTICLE VIII

                  Allocation of Net Profits and Net Losses and
                   Determination of Net Profits and Net Losses

                  Section 8.01  Allocation of Net Profits and Net Losses.

                  (a) Except as otherwise provided in Section 8.03 regarding the treatment of the "Hot Issues Account" (as defined therein), any Net Profits or Net Losses (as defined in Section 8.02) during any Fiscal Period shall be allocated as of the end of such Fiscal Period to the Capital Accounts of all the Partners in the proportions which (i) each Partner's Capital Account as of the beginning of such Fiscal Period bore to (ii) the sum of the Capital Accounts of all the Partners as of the beginning of such Fiscal Period.



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                                       10

                  (b) If in any fiscal year ("Current Year") the Net Profits allocated to a particular Limited Partner's Capital Account (except for employees, family members or affiliates of the General Partner) pursuant to
Section 8.01 (a) exceed the Net Losses so allocated to such Limited Partner's Capital Account, there shall be reallocated to the General Partner as of the end of the Current Year an amount equal to 20% of such excess, provided, however, that this reallocation will be subject to a loss carryforward provision such that the amount so reallocated to the General Partner for the Current Year may not exceed 20% of the excess of the Net Profits for the Current Year over the loss carryforward amount, if any, applicable to the Current Year and, provided, however, the amount reallocated to the General Partner shall not exceed the Net Profits of the Partnership for the fiscal year. For purposes of the first proviso of the preceding sentence, the loss carryforward amount applicable to the Current Year shall be the sum of all prior year Net Losses allocated to the Limited Partner and not subsequently offset by prior year Net Profits. The loss carryforward amount shall be reduced proportionately to reflect any net withdrawals made by such Limited Partner subsequent to any such prior year Net Losses.

                  The total amount so reallocated  pursuant to this Section 8.01
(b) shall be credited as of the end of the fiscal year to the Capital Account of the General Partner (and to the Capital Accounts of such Limited Partners as may from time to time be designated by the General Partner in its sole discretion); provided that the portion, if any, of such Net Profit that has been reallocated to the Capital Account of the General Partner pursuant to this subsection (b) which is represented by net unrealized gains may not be withdrawn by the General Partner from its Capital Account until such gains are realized.

                  Sponsor Affiliates and certain partners who became Limited Partners prior to November 1, 1993 may be charged a lower incentive allocation.

                  (c) In the event of the retirement of a Partner at anytime other than the end of a fiscal year, the allocation and/or deduction provided for in Section 8.01 (b) shall be made with respect to such Partner for the Fiscal Period ending on such date as though the last day of such Fiscal Period was the last day of a fiscal year. The amount so deducted from the Capital Accounts of all Partners who so retire shall be held in a "Suspense Account" until the end of such fiscal year at which time the total of such amounts shall be credited to the Capital Accounts of the General Partner up to the amount by which the Net Profit of the Partnership for such fiscal year exceeds the amount reallocated from the Limited Partners under Section 8.01 (b) or such fiscal year, and the balance, if any, of such amount shall be credited to the Capital Accounts of the Partners as of the last day of such fiscal year.

                  Section 8.02 Determination of Net Profits and Net Losses. "Net Profits" or "Net Losses" of the Partnership shall mean the net operating profits or net operating losses, as the case may be, for a Fiscal Period determined on the accrual basis of accounting in accordance with generally accepted accounting principles consistently applied and further in accordance with the following:



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                                       11

                  (a) Net Profits and Net Losses shall include realized and unrealized profits and losses with respect to all securities positions. In such computation, realized and unrealized profits and losses shall mean for each position held in a security during any Fiscal Period, the realized or unrealized appreciation or the realized or unrelated depreciation, as the case may be, with respect to such position, determined by comparing the net proceeds from the closing or deemed closing of such position or the market value of such position at the end of such Fiscal Period with (i) the cost of such position if established during such Fiscal Period or (ii) if such position was established during a prior Fiscal Period, the market value of such position at the end of the last preceding Fiscal Period.

                  (b) The market value of positions in securities shall be as follows: securities that are listed on the consolidated tape and are freely transferable shall be valued at their last sales price on the consolidated tape on the date of determination or, if no sales occurred on such day, at the "bid" price on the consolidated tape at the close of business on such day and if sold short at the "asked" price at the close of business on such day. Securities traded over the counter which are freely transferable shall be valued at the last sales price on the date of determination, or, if no sales occurred on such day, at the "bid" price at the close of business on such day and if sold short at the "asked" price at the close of business on such day. Notwithstanding the foregoing, if the securities to be valued constitute a block which, in the judgment of the General Partner, could not be liquidated in a reasonable time without depressing the market, such block shall then be valued by the General Partner but not at a unit value in excess of the quoted market price for such security. All other assets of the Partnership shall be valued in the manner determined by the General Partner.

                  (c) There shall be deducted in computing Net Profits and Net Losses estimated expenses, including accounting and legal services in respect of the particular Fiscal Period (whether performed therein or to be performed thereafter), and such reserves for contingent liabilities of the Partnership, including related expenses, if any, in connection therewith, as the General Partner shall determine. There shall be separately charged to each Limited Partner, the fee described in Section 4.03 to the General Partner.

                  (d) In computing the Net Profits and Net Losses of the Partnership, the Organizational Expenses of the Partnership incurred pursuant to Section 4.02 shall be amortized over a period of 60 months from the formation of the Partnership and the amortizable portion of the Organizational Expenses shall be deducted in computing Net Profits and Net Losses.

                  Section 8.03 Hot Issues. In the event the General Partner decides to invest in securities which are the subject of a public distribution and which the General Partner, in its sole discretion, believes may become a "hot issue" as that term is defined in Article 111, Section 1 of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "Association"), such investment shall be made in accordance with the following provisions:

                  (a) any such investment made in a particular Fiscal Period shall be made in a special account (the "Hot Issues Account");

                  (b) only those Partners who do not fall within the proscription of Article 111, Section 1 of said Rules of Fair Practice ("Unrestricted Partners") shall have any beneficial interest in the Hot Issues Account;

                  (c) each Unrestricted Partner shall have a beneficial interest in the Hot Issues Account for any Fiscal Period in the proportion which
         (i) such Unrestricted Partner's Capital Account as of the beginning of the Fiscal Period bore to (ii) the sum of the Capital Accounts of all Unrestricted Partners as of the beginning of such Fiscal Period;

                  (d) funds required to make a particular investment shall be referred to the Hot Issues Account from the regular account of the Partnership; securities involved in the public distribution shall be purchased in the Hot Issues Account, held in the Hot Issues Account and eventually sold from the Hot Issues Account or transferred to the regular account at fair market value as of the day of transfer as determined by the General Partner with such transfer being treated as a sale; if such securities are sold from the Hot Issues Account, the proceeds of the sale shall be transferred from the Hot Issues Account to the regular account of the Partnership;

                  (e) as of the last day of each Fiscal Period in which a particular investment or investments are held in the Hot Issues
         Account: (A) interest shall be debited to the Capital Accounts of the Unrestricted Partners in accordance with their beneficial interests in the Hot Issues Account at the interest rate being paid by the Partnership from time to time for borrowed funds during the period in that Fiscal Period that funds from the regular account have been held in or made available to the particular Hot issues Account or, if no such funds are being borrowed during such period, the interest rate that the General Partner determines would have been paid if funds had been borrowed by the Partnership during such period and such interest shall be credited to the Capital Accounts of all the Partners, both General and Limited, in the proportions which (i) each Partner's Capital Account as of the beginning of such Fiscal Period bore to (ii) the sum of the Capital Accounts of all Partners as of the beginning of such Fiscal Period and (B) any Net Profits or Net Losses during such Fiscal Period with respect to the Hot Issues Account shall be allocated to the Capital Accounts of the Unrestricted Partners in accordance with their beneficial interests in the Hot Issues Account during such Fiscal Period; and

                  (f) the determination of the General Partner as to whether a particular Partner falls within the proscription of Article 111,
         Section 1 of said Rules of Fair Practice shall be final.

                  Section 8.04 Allocation of Prior Fiscal Period Items. Anything herein to the contrary notwithstanding, any item of income, gain, loss or deduction for a Fiscal Period attributable to any Partnership matter or transaction occurring during a prior Fiscal Period (such items of income, gain, loss or deduction are referred to herein as "Prior Fiscal Period items") which shall exceed the lesser of (a) $ 100,000 or (b) one percent of the Capital Accounts of all Partners as of the beginning of the current Fiscal Period may, in the discretion of the General Partner, be allocated among the Partners (including persons who have ceased to be Partners) in proportion to their Capital Accounts as of the beginning of such prior Fiscal Period. In the case of a person who is a Partner during the Current Fiscal Period, the Prior Fiscal Period Items shall be considered an item of Net Profit or Net Loss for the Current Fiscal Period for purposes of Section 8-01
(b). In the case of a person who has ceased to be a Partner, the Prior Fiscal Period Items shall be considered an Item of Net Profit or Net Loss in the last fiscal period in which such person was a Partner for purposes of computing the allocation of such Prior Fiscal Period Items between the person who ceased to be a Partner and the General Partner.


                                   ARTICLE IX

                      Allocation of Income For Tax Purposes

                  Section 9.01 Ordinary Deductions and Ordinary Income. For Federal income tax purposes, all items of deduction other than realized capital losses, and all items of income other than capital gains, shall be allocated, as nearly as is practicable, in accordance with the manner in which such items of deduction or income affected the amounts which were either deducted from or added to the Capital Accounts of the Partners.

                  Section 9.02 Capital Gains and Losses. For Federal income tax purposes, capital gains and capital losses (short-term and long-term, as the case may be) recognized by the Partnership shall be allocated, as nearly as is practicable, in accordance with the manner in which the aggregate of the increase or decrease in the value of the securities positions giving rise to such gains or losses was added to or deducted from the Capital Accounts of the Partners.

                  Section 9.03 Allocation of Capital Gains to Retiring Partners. Notwithstanding Section 9.02 above, in the event a Partner withdraws all of his Capital Account from the Partnership, the General Partner in its sole discretion may make a special allocation to said Partner for Federal income tax purposes in the last year that such Partner participates in the Partnership's operations of the net capital gains recognized by the Partnership in such a manner as will reduce the amount, if any, by which such Partner's Liquidating Share (as defined in Section 10.01 ) exceeds his Federal income tax basis in his interest in the Partnership before such allocation. For example, if a Partner retires at a time when his Capital Account reflects significant unrealized gains which should be appropriately taxed to such retiring Partner rather than the remaining Partners in the Partnership, the General Partner may, in its sole discretion, employ the provisions of this Section 9.03 in order to fairly apportion the realized gains for the fiscal year such Partner retires between such retiring Partner and the remaining Partners.

                                    ARTICLE X

                           Payments to and by a Person
                         Who Has Ceased to be a Partner

                  Section 10.01 Payments on Retirement, Death, Bankruptcy, Insanity or Disability of any Partner. Within thirty days after (a) the date of retirement of a Partner in accordance with the terms of this Agreement or (b) in the discretion of the General Partner, the day of the fiscal year during which a Partner died or became bankrupt or legally incapacitated, there shall be paid or distributed to such Partner or to the legal representative of such Partner, an amount in cash or, as determined by the General Partner, securities selected by the General Partner or in cash and securities selected by the General Partner, equal in value to not less than 95% of the estimated amount of the Liquidating Share (as hereinafter defined) of such Partner. Promptly after the General Partner has determined the Capital Accounts of the Partners as of such date and, if such date is the last day of a fiscal year and the independent public accountants have completed its examination thereof required by Section 11.03, the Partnership shall pay to such Partner or its representative, in cash or such securities or cash and such securities, as determined by the General Partner, the amount of the excess, if any, of the Liquidating Share of such Partner over the amount so paid, or such Partner or representative shall pay to the Partnership the amount of the excess, if any, of the amount so paid over such Liquidating Share, in each case together with interest thereon, to the extent permitted by applicable law, from the applicable date referred to in clauses (a) or (b) above to the date of the payment at an annual rate equal to 1/2 of 1% above the brokers' call rate charged by the Partnership's principal broker. The term "Liquidating Share", when used with respect to any retiring, deceased, bankrupt or legally incapacitated Partner, shall mean the Capital Account of such Partner on the date in question after giving effect to all adjustments thereto.

                  Section 10.02 Reserve for Liability and Payments of Prior Fiscal Period Items by Person Who Has Ceased to be a Partner.

                  (a) The right of any retired, deceased, bankrupt or legally incapacitated Partner (or his legal representative) to have distributed the Liquidating Share of such Partner shall in all instances be subject to retention by the Partnership of a reserve, in such amount as shall be determined by the General Partner, in its sole discretion, for Partnership liabilities and for other contingencies. Commencing on the applicable date referred to in clauses (a) and (b) of Section 10.01, the reserve shall bear interest, payable on each December 31 after such date, at an annual rate equal to 1/2 of 1% above the brokers' call rate charged by the Partnership's principal broker. Upon the determination of the General Partner that such reserve (or portion thereof) is no longer required there shall be distributed to such Partner his proportionate share of the reserve which is no longer required together with interest thereon.

                  (b) A person who has ceased to be a Partner will be liable for his proportionate share of Prior Fiscal Period Items as provided in
         Section 804 in excess of
         his share of the reserve established with respect to such person pursuant to Section 10.02(a) and such person shall pay his share of such amounts promptly on demand, but the amount to be paid shall not be in excess of his Capital Account at the time such Prior Fiscal Period Item arose.


                                   ARTICLE XI

                            Miscellaneous Provisions

                  Section 11.01 Withholding Taxes. Any taxes, fees or other charges the Partnership is required to withhold under applicable law with respect to any Partner shall be withheld by the Partnership (and paid to the appropriate governmental authorities) and shall be deducted from the Capital Account of such Partner as of the last day of the Fiscal Period with respect to which such amount is required to be withheld.

                  Section 11.02 Maintaining Books of Account. Proper and complete books of account shall be kept at all times and shall be open to inspection by any Partner or their accredited representative at reasonable times during office hours.

                  Section 11.03 Audit of Books. The books of account and records of the Partnership shall be audited as of the end of each fiscal year by independent certified public accountants designated from time to time by the General Partner.

                  Section 11.04 Amendment of Agreement. This Agreement may be amended by the General Partner in any manner that does not adversely affect the rights of any Limited Partner. This Agreement may also be amended by action taken by both (a) the General Partner and (b) the Limited Partners owning a majority in interest of the Capital Accounts owned by the Limited Partners at the time of the amendment, provided that such amendment does not discriminate among the Limited Partners.

                  Section 11.05 Notices. All notices provided for under this Agreement shall be in writing and shall be deemed to have been duly given as of the date of postmark if sent by first class mail to such Partner's address as set forth in the schedule in the files of the Partnership as of the date of such notice.

                  Section 11.06 Reports to Partners. The Partnership shall furnish to the Partners reports with respect to the Partnership's activities after the end of each fiscal quarter and audited financial reports of the Partnership prepared by the Partnership's independent certified accountants promptly after the end of each fiscal year. In addition, as promptly as practicable after the end of each fiscal year, the Partnership shall send to each Partner a report indicating the amounts representing their respective share of net long-term capital gain or loss, net short-term capital gain or loss, operating profit or loss and dividends for purposes of reporting such amounts for income tax purposes.

                  Section 11.07 Binding Effect of Agreement. This Agreement, including Section 11.09 hereof, shall be binding on the successors, assigns and the legal representatives of each of the Partners.

                  Section 11.08 Counterparts. This Agreement may be executed in more than one counterpart with the same effect as if the Partners executing the several counterparts had all executed one document.

                  Section 11.09 Designation of Attorney. Each of the undersigned for himself or herself hereby irrevocably constitutes and appoints Samuel D.
lsaly and Viren Mehta his true and lawful attorneys in his name, place and stead, to make, execute, sign and file:

                  (a) the Certificate of Limited Partnership and any amendment thereto or termination thereof which is or may be required by the laws of the State of Delaware;

                  (b) any certificate required by reason of the dissolution of the Partnership; and

                  (c) any application, certificate, report or similar instrument or document required to be submitted by or on behalf of the Partnership to any governmental or administrative agency or body, to any securities exchange, board of trade, clearing corporation or association or to any self-regulatory organization or trade association.

                  Said attorneys are not by this Section 11.09 granted any authority on behalf of the undersigned to amend this Agreement in any way that adversely affects a Limited Partner.

                  IN WITNESS WHEREOF, the undersigned has hereunto signed this Agreement as of the date first written above.


General Partner:                             Limited Partner:



CADUCEUS MANAGEMENT PARTNERS,                  /s/ Samuel D. Isaly
  L.P.                                       ----------------------------------
                                             Signature of Limited Partner


By:  Caduceus Capital Management, Inc.                   Samuel D. Isaly
         General Partner                     ----------------------------------
                                             Type in Name of Limited Partner


By:  /s/ Samuel D. Isaly                     Date of Signature:     12/31/92
    --------------------------------                                ----------


   /s/ Nicholas G. Palevsky                     /s/ Viren Mehta
-------------------------------------        ----------------------------------
Signature of Limited Partner                 Signature of Limited Partner


   Nicholas G. Palevsky                         Viren Mehta
-------------------------------------        ----------------------------------
Type in Name of Limited Partner              Type in Name of Limited Partner


Date of Signature:     6/29/94               Date of Signature:     4/30/93
                    -----------------                               ----------

   /s/ David Martin                              /s/ Sven H. Borho
-------------------------------------        ----------------------------------
Signature of Limited Partner                 Signature of Limited Partner


  Croesus Investment Partners VI                Sven H. Borho
-------------------------------------        ----------------------------------
Type in Name of Limited Partner              Type in Name of Limited Partner


Date of Signature:     4/3/95                Date of Signature:     4/30/95
                    -----------------                              ------------




   /s/ George Hibon                               /s/ Stephen E. Elliott
-------------------------------------        ----------------------------------
Signature of Limited Partner                 Signature of Limited Partner


   George Hibon                                 Stephen E. Elliott
-------------------------------------        ----------------------------------
Type in Name of Limited Partner              Type in Name of Limited Partner


Date of Signature:     6/28/96               Date of Signature:     11/4/96
                    -----------------                              ------------



   /s/ Steven A. Lisi                            /s/ Michael B. Sheffery
-------------------------------------        ----------------------------------
Signature of Limited Partner                 Signature of Limited Partner


   Steveb A. Lisi                                 Michael B. Sheffery
-------------------------------------        ----------------------------------
Type in Name of Limited Partner              Type in Name of Limited Partner


Date of Signature:     11/4/96               Date of Signature:     11/4/96
                    -----------------                              ------------

   /s/ Jane C. Brissette
-------------------------------------
Signature of Limited Partner


The Pooled Employee Trust Funds of Carolina First Bank
------------------------------------------------------
Type in Name of Limited Partner


Date of Signature:     10/31/96
                    -----------------




   /s/ Carl L. Gordon
----------------------------------
Signature of Limited Partner


   Carl L. Gordon
----------------------------------
Type in Name of Limited Partner


Date of Signature:     11/1/96
                     ------------




   /s/ Edmund A. Debler
----------------------------------
Signature of Limited Partner


   Edmund A. Debler
----------------------------------
Type in Name of Limited Partner


Date of Signature:     4/30/96
                      ------------